Exhibit 10.44

                    HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT


         THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (the "Agreement") is made as of the 1st day of October, 1997, by SPURLOCK ADHESIVES, INC., a Virginia corporation with an office for the transaction of business at 5090 General Mahone Highway, Waverly, Virginia (the "Company") and SPURLOCK INDUSTRIES, INC., a Virginia corporation with an office for the transaction of business at 5090 General Mahone Highway, Waverly, Virginia (the "Indemnitor") for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business at 66 South Pearl Street, Albany, New York (the "Bank").

                                    RECITALS

         WHEREAS, contemporaneously with the execution of this Agreement, Company and Bank have entered into a Letter of Credit Reimbursement Agreement dated as of October 1, 1997 (the "Reimbursement Agreement") pursuant to which the Bank has agreed to issue a letter of credit (the "Letter of Credit") to Star Bank, N.A., as Trustee (the "Trustee"); and

         WHEREAS, contemporaneously with the execution of this Agreement, the Company has executed and delivered to the Bank a $1,500,000 Promissory Note (the "Term Note") to evidence a loan (the "Term Loan") made by the Bank to the Company; and

         WHEREAS, the Reimbursement Agreement and the Term Note are secured in part by a Mortgage and Security Agreement (the "Mortgage") from the County of Saratoga Industrial Development Agency (the "Issuer") and the Company dated as of October 1, 1997 which encumbers the real property (the "Mortgaged Property") described in Exhibit "A" attached hereto and made a part hereof; and

         WHEREAS,   the  payment  of  the   Company's   obligations   under  the
Reimbursement Agreement and the Term Note are unconditionally guaranteed by the Indemnitor through the execution of a guaranty (the "Guaranty"); and

         WHEREAS, Bank has required, as a condition of issuing the Letter of Credit and funding the Term Loan, the Company and Indemnitor indemnify and hold Bank harmless against and from certain obligations for which Bank may incur liability, whether as beneficiary of the Mortgage held by Bank, as mortgagee in possession, or by foreclosure, by reason of the threat or presence of any hazardous substance at or near the Mortgaged Property.

         NOW, THEREFORE, in consideration of the premises, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Indemnitor, intending to be legally bound, hereby agree as follows:

         1. Recitals. The foregoing recitals are incorporated into this Agreement by this reference.

         2. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Mortgage.

         3.     Representations and Warranties.

                (a) Company and Indemnitor represent and warrant that (i) neither has any actual knowledge of any unlawful deposit, storage, disposal, burial, discharge, spillage, uncontrolled loss, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous wastes or hazardous substances (collectively, "Hazardous Substances"), as those terms are used in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or in any other federal, state or local law governing Hazardous Substances, as such laws may be amended from time to time (collectively, the "Hazardous Waste Laws"), at, upon, under or within the Mortgaged Property, except in compliance with Hazardous Waste Laws, and (ii) neither has caused or permitted to occur, and shall not permit to exist, any condition which may cause an unlawful discharge of any Hazardous Substances at, upon, under or within the Mortgaged Property, except in compliance with Hazardous Waste Laws.

                (b)    Company and Indemnitor further represent and warrant that
(i) neither has been nor will be involved in operations at or near the Mortgaged Property which operations could lead to (A) the imposition of liability on Company or Indemnitor, or on any subsequent or former owner of the Mortgaged Property or (B) the creation of a lien on the Mortgaged Property under the Hazardous Waste Laws or under any similar laws or regulations; and (ii) neither has permitted, and will not permit, any tenant or occupant of the Mortgaged
Property to engage in any activity that could impose liability under the Hazardous Waste Laws on such tenant or occupant, on Company or Indemnitor or on any other owner of any of the Mortgaged Property.

         4.     Covenants.

                (a) Company and Indemnitor shall comply strictly and in all respects with the requirements of the Hazardous Waste Laws and related regulations and with all similar laws and regulations and shall notify Bank immediately in the event of any discharge or discovery of any Hazardous Substance at, upon, under or within the Mortgaged Property. Company and Indemnitor shall promptly forward to Bank copies of all orders, notices, permits, applications or other communications and reports in connection with any discharge or the presence of any Hazardous Substance or any other matters relating to the Hazardous Waste Laws or any similar laws or regulations, as they may affect the Mortgaged Property.



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

                (b) Promptly upon the written request of Bank, after the occurrence of any unlawful discharge or discovery under 3(a) hereof, Company and Indemnitor shall provide Bank, at their expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm reasonably acceptable to Bank, to assess with a reasonable degree of certainty the presence or absence of any Hazardous Substances and the potential costs in connection with abatement, cleanup or removal of any Hazardous Substances found on, under, at or within the Mortgaged Property.

         5.     Indemnity.

                (a) Company and Indemnitor, jointly and severally, shall at all times indemnify and hold harmless Bank against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges, and expenses, of any nature whatsoever suffered or incurred by Bank, whether as mortgagee, as mortgagee in possession, or as successor-in-interest to Company by foreclosure deed or deed in lieu of foreclosure, under or on account of the Hazardous Waste Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

                       (1) any discharge of Hazardous Substances, the threat of a discharge of any Hazardous Substances, or the presence of any Hazardous Substances affecting the Mortgaged Property whether or not the same originates or emanates from the Mortgaged Property including any loss of value of the Mortgaged Property as a result of any of the foregoing;

                       (2) any costs of removal or remedial action incurred by the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Hazardous Waste Laws;

                       (3) liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Mortgaged Property; and/or

                       (4) any other environmental matter affecting the Mortgaged Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local agency.

The obligations of Company and Indemnitor under this Agreement shall arise whether or not the Environmental Protection Agency, any other federal agency or any state or local agency has taken or threatened any action in connection with the presence of any Hazardous Substances.


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



                (b) In the event of any discharge of Hazardous Substances, the threat of a discharge of any Hazardous Substances, or the presence of any Hazardous Substances affecting the Mortgaged Property, whether or not the same originates or emanates from the Mortgaged Property or any contiguous real estate, and/or if Company or Indemnitor shall fail to comply with any of the requirements of the Hazardous Waste Laws or related regulations or any other environmental law or regulation, Bank may at its election, but without the obligation so to do, give such notices and/or cause such work to be performed at the Mortgaged Property and/or take any and all other actions as Bank shall deem necessary or advisable in order to abate the discharge of any Hazardous Substance, remove the Hazardous Substance or cure the noncompliance of Company or Indemnitor.

                (c) Company and Indemnitor acknowledge that Bank has agreed to issue the Letter of Credit in reliance upon the representations, warranties, covenants and indemnities of the Company and Indemnitor in this Agreement. All of the representations, warranties, covenants and indemnities of this Agreement shall survive the repayment of all amounts due or to become due under the Reimbursement Agreement and/or the release of the lien of the Mortgage from the Mortgaged Property and shall survive the transfer of any or all right, title and interest in and to the Mortgaged Property by Company to any party, whether or not affiliated with Indemnitor.

         6. Attorney's Fees. If Bank, or someone on Bank's behalf retains the services of any attorney in connection with the subject of the indemnity herein, Company and Indemnitor shall pay Bank's reasonable costs and attorney's fees thereby incurred. Bank may employ an attorney of its own choice.

         7. Interest. In the event that Bank incurs any obligations, costs or expenses under this Agreement, Company and Indemnitor shall pay Bank immediately on demand, and if such payment is not received within ten (10) days, interest on such amount shall, after the expiration of the ten-day period, accrue at the interest rate set forth in the Reimbursement Agreement until such amount, plus interest, is paid in full.

         8. No Waiver. The liabilities of Company and Indemnitor under this Agreement shall in no way be limited or impaired by, and Company and Indemnitor hereby consent to and agree to be bound by any amendment or modification of the provisions of the Financing Documents or Bank Documents to or with Bank by Company or Indemnitor or any person who succeeds Company as owner of the Mortgaged Property. In addition, notwithstanding any terms of the Financing Documents or the Bank Documents to the contrary, the liability of the Company and Indemnitor under this Agreement shall in no way be limited or impaired by:
(i) any extensions of time for performance required by any of the Financing Documents or the Bank Documents; (ii) any sale, assignment or foreclosure of the Mortgage or any sale or transfer of all or part of the Mortgaged Property; (iii) any exculpatory provision in any of the Financing Documents or Bank Documents limiting Bank's recourse to property encumbered by the Mortgage or to any other security, or limiting Bank's rights to a deficiency judgment against Company;
(iv) the accuracy or inaccuracy of the representations and warranties made by

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

Company under any of the Financing Documents or Bank Documents; (v) the release of Company or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Financing Documents or Bank Documents by operation of law, Bank's voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Reimbursement Agreement; or (vii) Bank's failure to record the Mortgage or file any UCC-1 financing statements (or Bank's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Reimbursement Agreement; and, in any such case, whether with or without notice to Company or Indemnitor and with or without consideration.

         9. Waiver by Company and Indemnitor. Company and Indemnitor waive any right or claim of right to cause a marshalling of Company's assets or to cause Bank to proceed against any of the security for the Reimbursement Agreement before proceeding under this Agreement against Company and Indemnitor or to proceed against Company and Indemnitor in any particular order; Company and Indemnitor agree that any payments required to be made hereunder shall become due on demand; Company and Indemnitor expressly waive and relinquish all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

         10. Releases. Any one or more of Company and Indemnitor or any other party liable upon or in respect of this Agreement or the Reimbursement Agreement may be released without affecting the liability of any party not so released.

         11. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         12. Joint and Several Liability. In the event that this Agreement is executed by more than one party, the liability of such parties is joint and several. A separate action or actions may be brought and prosecuted against Company and Indemnitor, whether or not an action is brought against any other person or whether or not any other person is joined in such action or actions.

         13. Consent to Jurisdiction. Company and Indemnitor consent to the exercise of personal jurisdiction over Company and Indemnitor by any federal or state court in the State of New York and consent to the laying of venue in any jurisdiction or locality in the State of New York. Service shall be effected by any means permitted by the court in which any action is filed.

         14. Notices. All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been properly given if personally delivered or sent by United States, certified or registered mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:


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

                If to Company:

                Spurlock Adhesives, Inc.
                5090 General Mahone Highway
                Waverly, Virginia  23890

                Attn:  Phillip S. Sumpter

                If to Indemnitor:

                Spurlock Industries, Inc.
                5090 General Mahone Highway
                Waverly, Virginia  23890

                Attention:  ____________________________

                If to Bank:

                KeyBank National Association
                66 South Pearl Street
                Albany, New York  12207

                Attention:  Corporate Banking Division

Notice shall be deemed given upon receipt. Any party may designate a change of address by written notice to the others, given at least ten (10) days before such change of address is to become effective.

         15. Waivers. The parties waive trial by jury in any action brought on, under or by virtue of this Agreement. Company and Indemnitor waive any right to require Bank at any time to pursue any remedy in Bank's power whatsoever. The failure of Bank to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it prevent Bank from insisting upon strict compliance with this Agreement or any other Financing Document or Bank Document at any time thereafter.

         16. Severability. If any clause or provisions herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

         17. Inconsistencies Among the Financing Documents and Bank Documents. Nothing contained herein is intended to modify in any way the obligations of Company or Indemnitor under the Reimbursement Agreement, the Mortgage or any other Financing Document or Bank Document. Any inconsistencies among the Financing Documents and Bank


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

Documents shall be construed, interpreted and resolved so as to benefit Bank, and Bank's election of which interpretation or construction is for Bank's benefit shall govern.

         18. Successors and Assigns. This Agreement shall be binding upon Company's and Indemnitor's successors, assigns, heirs, personal representatives and estate and shall inure to the benefit of Bank and its successors and assigns but, to the extent the Reimbursement Agreement may be assigned to a third party, the benefits of this Agreement shall continue to inure only to the benefit of Bank.

         19. Controlling Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, Company and Indemnitor have executed this Agreement as of the date first above written.


                                           SPURLOCK ADHESIVES, INC.


                                           By: /s/ Phillip S. Sumpter
                                               ---------------------------------
                                                    Authorized Officer

                                           SPURLOCK INDUSTRIES, INC.


                                           By: /s/ Phillip S. Sumpter
                                               ---------------------------------
                                                    Authorized Officer

STATE OF NEW YORK    )
                     )   SS.:
COUNTY OF SARATOGA   )

         On the 9th day of October,  1997, before me personally appeared Phillip
S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides at 33296 Shingleton Road, Waverly, Virginia, that he is the Executive Vice President of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                           /s/ Kevin J. Kelley
                                           -------------------------------------
                                           Notary Public - State of New York
                                           My Commission Expires:

                                                   Kevin J. Kelley
                                           Notary Public, State of New York
                                              Qualified in Albany County
                                              Commission Expires 10/31/97


STATE OF NEW YORK    )
                     )   SS.:
COUNTY OF SARATOGA   )

         On the 9th day of October,  1997, before me personally appeared Phillip
S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides at 33296 Shingleton Road, Waverly, Virginia, that he is the Executive Vice President of SPURLOCK INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                           /s/ Kevin J. Kelley
                                           -------------------------------------
                                           Notary Public - State of New York
                                           My Commission Expires:

                                                   Kevin J. Kelley
                                           Notary Public, State of New York
                                              Qualified in Albany County
                                              Commission Expires 10/31/97


01294\hazard.agr


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